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                                EXHIBIT 10(a)

                              CONSENT OF COUNSEL
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  April 14, 1997





  Board of Directors
  Canada Life Insurance Company of New York
  Canada Life of New York Variable Annuity Account 1
  500 Mamaroneck Avenue
  Harrison, New York 10528


  Gentlemen:


  I hereby consent to the use of my name under the Caption "Legal Matters" in the Statement of Additional Information contained in Post-effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 33-32199) filed by Canada Life Insurance Company of New York and Canada Life of New York Variable Annuity Account 1 with the Securities and Exchange Commission. In giving this consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


  Sincerely,

  /s/ David A. Hopkins

  David A. Hopkins
  Chief Counsel, U.S. Division


  DAH/